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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 7, 2000 included in E.piphany's Form 10-K for the year ended December 31, 1999.

San Jose, California                          /s/ARTHUR ANDERSEN LLP
October 23, 2000